ALPINE FINANCIAL SERVICES FUND,
A SERIES OF ALPINE SERIES TRUST

SUPPLEMENT DATED APRIL 10, 2017
TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2017

The following replaces the fee table and footnotes and expense example in the section of Alpine Financial Services Fund’s Summary Prospectus titled “Fees and Expenses of the Fund” in order to disclose a contractual fee waiver with respect to the management fee and a lower expense limitation for Class A and Institutional Class shares of the Fund, each of which took effect as of April 6, 2017.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None(1)	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.63%	0.63%
Interest Expense	0.01%	0.01%
Acquired Fund Fees and Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	2.04%	1.79%
Fee Waivers and/or Expense Reimbursements(2)	0.63%	0.63%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.41%	1.16%

(1)
A contingent deferred sales change of 1.00% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

(2)
The Adviser has agreed contractually to waive the management fee of the Fund by 0.10% through February 28, 2019. The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.25% of the average net assets of the Class A shares and 1.00% of the average net assets of the Institutional Class shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of interest expense and acquired fund fees and expenses. This arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge (if sales charges were included your costs would be higher)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$686	$1,042	$1,481	$2,695
Institutional Class	$118	$444	$855	$2,004

Please retain this Supplement for future reference.